SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 19, 2004
Date of Report
(Date of Earliest Event Reported)

Total System Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 First Avenue, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)

(706) 649-2267
(Registrant’s telephone number, including area code)

————————————————————————
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On October 19, 2004, Total System Services, Inc. ("Registrant") issued a press release and will hold an investor call and webcast to disclose financial results for the third quarter ended September 30, 2004. The press release and Supplemental Information for use at this investor call are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2004, the Board of Directors of Registrant amended Article III, Section 15 of its bylaws to increase the retirement age of directors from age 70 to age 72. The amended bylaws are attached as Exhibit 3.1.

Item 7.01	Regulation FD Disclosure. See Item 2.02 above.
Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits
	3.1 -	Bylaws, as amended
	99.1 -	Registrant's press release dated October 19, 2004
	99.2 -	Supplemental Information prepared for use with the press release

Signature Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC ("Registrant")

Dated: October 19, 2004	By:/s/ Kathleen Moates
Kathleen Moates Senior Deputy General Counsel

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